UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 19, 2020

Federal Home Loan Bank of Topeka

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 SW Wanamaker Road, Topeka, Kansas		66606

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		785.233.0507

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2020, the Board of Directors (Board) of the Federal Home Loan Bank of Topeka (FHLBank) elected Jeffrey R. Noordhoek, Chief Executive Officer of Nelnet, Inc., to fill the vacant Independent Director position, effective July 1, 2020. Mr. Noordhoek was elected to serve the remainder of the directorship made vacant by the death of Independent Director Andrew C. Hove, Jr., which expires December 31, 2021.

FHLBank’s Board elected Mr. Noordhoek in accordance with the rules of the Federal Housing Finance Agency (FHFA), requiring the Board to elect a qualified Independent Director to fill the vacant position for the remainder of the term. Mr. Noordhoek will serve on the Audit committee and Operations committee of the Board. He will be compensated in accordance with FHLBank’s 2020 Board of Directors Compensation Policy and will also be permitted to defer compensation in accordance with the terms of FHLBank’s Benefit Equalization Plan.

Pursuant to the Bank Act and FHFA regulations, the majority of FHLBank’s directors, known as Member Directors, are elected by FHLBank’s membership in each state. The remaining directors, known as Independent Directors and which include Public Interest Directors, are elected through district-wide elections. In the normal course of its business, FHLBank extends credit to members whose officers or directors may serve as Member Directors of FHLBank. All loans extended by FHLBank to such members are on market terms that are no more favorable to them than the terms of comparable transactions with other members.

On June 24, 2020, FHLBank distributed a message to its members announcing the election of Mr. Noordhoek. A copy of the message to members is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The information provided in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

The information contained in this Current Report on Form 8-K and the information contained in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the Exchange Act) or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K. In addition, the furnishing of information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by FHLBank that the information is material or complete.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Message to FHLBank members dated June 24, 2020, announcing the election of Mr. Noordhoek.

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Exhibit Index

Exhibit No.	Description

99.1	Message to FHLBank members dated June 24, 2020, announcing the election of Mr. Noordhoek.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

June 24, 2020	By:	/s/ Patrick C. Doran

Name: Patrick C. Doran
Title: Executive Vice President, Chief Compliance and Ethics Officer and General Counsel